                                                                                                                     MORGAN STANLEY
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06/18/2002   10:48:28   CARVE Version 707.0   /u/margol/deal/MSDW_2002-IQ/0617/IQ2.stipsizes.0617.carve
MSDWC   MSDW CAPITAL I TRUST   SERIES 2002-IQ2 (RED)   CLASS B
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Class             B              Settlement Date     06/27/2002  Coupon           6.06000              Cusip             N/A
Original Balance  25,513,000.00  Dated Date          06/01/2002  Delay            17                   Yield Table Date  06/18/2002
Current Balance   25,322,000.00  First Payment Date  07/18/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     AA/AA          Next Payment Date   07/18/2002  Orig Deal Size   786,693,762.94       Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  21
Factor            0.99251362     Interest Freq       Monthly     Deal Age         0

PREPAY                   CPR 0         (!YM) CPR 100  (!YM) CPR 100    (!YM) CPR 100
DEFAULT                                               CDR 0 24         CDR 0 24
                                                      7                7.5
ADVANCES                                              YES              YES
RECV MNTH                                             12               12
LOSSES                                                0.35             0.35
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PRICE / YIELD         |
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                99/28 |       6.1165          6.1164          6.1201          5.9364
                99/30 |       6.1086          6.1084          6.1136          5.9300
               100/00 |       6.1006          6.1004          6.1070          5.9235
               100/02 |       6.0927          6.0925          6.1005          5.9171
               100/04 |       6.0848          6.0845          6.0940          5.9107
               100/06 |       6.0769          6.0766          6.0875          5.9043
               100/08 |       6.0690          6.0686          6.0809          5.8979
               100/10 |       6.0611          6.0607          6.0744          5.8915
               100/12 |       6.0532          6.0527          6.0679          5.8851
               100/14 |       6.0453          6.0448          6.0614          5.8787
               100/16 |       6.0374          6.0369          6.0549          5.8723
               100/18 |       6.0295          6.0290          6.0485          5.8659
               100/20 |       6.0217          6.0211          6.0420          5.8596
               100/22 |       6.0138          6.0132          6.0355          5.8532
               100/24 |       6.0060          6.0053          6.0290          5.8468
               100/26 |       5.9981          5.9974          6.0226          5.8405
               100/28 |       5.9903          5.9895          6.0161          5.8341
               100/30 |       5.9824          5.9816          6.0097          5.8278
               101/00 |       5.9746          5.9738          6.0032          5.8214
               101/02 |       5.9668          5.9659          5.9968          5.8151
               101/04 |       5.9590          5.9580          5.9903          5.8088
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AVERAGE LIFE          |      11.0854         11.0033         14.8839         15.3711
FIRST PRIN            |   12/18/2012      11/18/2012      06/18/2015      12/18/2015
LAST PRIN             |   03/18/2014      03/18/2014      02/18/2019      11/18/2019
PAYMENT WINDOW        |           16              17              45              48
ACCRUAL FACTOR        |       0.4377          0.4377          0.4377          0.4377
MOD DURATION @ 100/16 |       7.8617          7.8204          9.5427          9.7038


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